Employee Benefits - Weighted Average Assumptions Used to Determine Net Periodic Benefit Cost (Details)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Defined Benefit Plan Disclosure [Line Items]
Cash balance interest crediting rate	3.36%	3.00%	3.00%
Rate of compensation increase	4.13%	3.56%	3.56%
Pension Plans
Defined Benefit Plan Disclosure [Line Items]
Discount rate	5.55%	3.00%	2.75%
Expected return on plan assets	6.75%	6.50%	6.50%